UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2016

CHINA YIDA HOLDING, CO.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26777	50-0027826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28/F Yifa Building, No. 111 Wusi Road Fuzhou, Fujian, P. R. China	350003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (591) 2830 2230

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amended Merger Agreement

On April 12, 2016, China Yida Holding, Co. (the “Company”) entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) amending and restating its previously announced Agreement and Plan of Merger, dated March 8, 2016 (the “Original Merger Agreement”), with China Yida Holding Acquisition Co., a Nevada corporation (“Acquisition”, together with the Company, the “Parties”).

Having determined that a merger in which the Company survives is a more efficient structure, the Parties agreed to amend the Original Merger Agreement principally to change the structure of the merger such that Acquisition will merge with and into the Company, with the Company surviving the Merger (the “Merger”). As a result of the Merger, (1) all of the shares of Acquisition common stock issued and outstanding immediately prior to the effective time of the Merger will be cancelled, and (2) each of the Company’s shares of common stock issued and outstanding immediately prior to the effective time of the Merger (the “Shares”) will be cancelled and automatically converted into a right to receive US$3.32 in cash without interest, except for the Shares (the “Principal Shares”) owned by Mr. Minhua Chen and Mrs. Yanling Fan (the “Principal Shareholders”) and the Shares held by shareholders who have exercised their rights to dissent from the Merger. After completion of the Merger, the Principal Shares will be the only issued and outstanding shares of the surviving company. Shares with respect to which dissenters’ rights have been properly exercised and not withdrawn or lost will be cancelled in consideration for the right to receive the fair value of such dissenting shares in accordance with the Nevada Revised Statutes.

Rollover Agreement

As a result of the change in the structure as outlined above, the previously announced Rollover Agreement, dated as of March 8, 2016, by and among Acquisition and the Principal Shareholders was terminated pursuant to a termination agreement (the “Termination Agreement”) which was entered into on April 12, 2016

Voting Agreement

As a result of the change in structure of the Merger, on April 12, 2016, the Company entered into a Voting Agreement with the Principal Shareholders (the “Voting Agreement”), pursuant to which the Principal Shareholders have agreed to vote all of the Principal Shares in favor of the approval and adoption of the Amended Merger Agreement, and the transactions contemplated thereby, including the Merger.

Amended Limited Guarantee

Concurrently with the execution of the Original Merger Agreement, the Principal Shareholders, entered into a Limited Guarantee in favor of the Company, guaranteeing certain payment obligations of Acquisition pursuant to the Original Merger Agreement. As a result of the changes contained in the Amended Merger Agreement, the Principal Shareholders have entered into an Amended and Restated Limited Guarantee in favor of the Company (the “Amended Limited Guarantee”), also dated April 12, 2016, containing only non-substantive changes to conform to the Amended Merger Agreement

The foregoing descriptions of the Amended Merger Agreement, the Voting Agreement, the Termination Agreement and the Amended Limited Guarantee do not purport to be complete and are qualified in their entirety by reference to the Amended Merger Agreement, the Voting Agreement, the Amended Limited Guarantee and the Termination Agreement, copies of which are filed as Exhibit 2.1, Exhibit 9.1, Exhibit 9.2 and Exhibit 9.3 hereto, respectively, and are incorporated herein in their entirety by reference.

Board Recommendation; Proxy Materials

The Board of Directors of the Company (the “Board of Directors”), based upon the unanimous recommendation of a special committee of the Board of Directors comprised solely of independent directors (the “Special Committee”), approved and adopted the Amended Merger Agreement, and has recommended that the Company’s stockholders vote to approve the Amended Merger Agreement.

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In connection with the Special Meeting of stockholders to be held to approve the proposed Merger, the Company will prepare and mail a proxy statement to its stockholders. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACQUISITION, THE COMPANY, THE MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at China Yida Holding, Co., 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, P. R. China telephone: 86 (591) 2830 2230. E-mail: jocelynchen@yidacn.net.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this announcement may be viewed as "forward-looking statements" within the meaning of Section 27A of U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual performance, financial condition or results of operations of the Company to be materially different from any future performance, financial condition or results of operations implied by such forward-looking statements. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release may be found in the Company’s periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2015. The accuracy of these statements may be affected by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. The Company undertakes no ongoing obligation, other than that imposed by law, to update these statements.

Item 8.01	Other Events.

On April 13, 2016 the Company issued a press release announcing its entry into the Amended Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of April 12, 2016, by and between China Yida Holding, Co. and China Yida Holding Acquisition Co.

9.1	Voting Agreement, dated as of April 12, 2016, by and among China Yida Holding, Co., Mr. Minhua Chen and Mrs. Yanling Fan

9.2	Amended and Restated Limited Guarantee, dated as of April 12, 2016, by Mr. Minhua Chen and Mrs. Yanling Fan in favor of China Yida Holding, Co.

9.3	Termination Agreement, dated as of April 12, 2016, by and among China Yida Holding Acquisition, Co., Mr. Minhua Chen and Mrs. Yanling Fan.

99.1	Press Release dated April 13, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YIDA HOLDING, CO.

Dated: April 13, 2016	By:	/s/ Yongxi Lin
Name: Yongxi Lin
Title: Chief Financial Officer

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